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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 Current Report
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934
                         -------------------------------
         Date of Report (Date of Earliest Event Reported): July 11, 2000
                          e.spire Communications, Inc.
             (Exact name of registrant as specified in its charter)


State of Delaware                   0-25314           52-1947746
---------------------------         --------          -------------------------
(State or other jurisdiction of     (Commission       (I.R.S. Employer
incorporation or organization)      File No.)         Identification No.)

12975 Worldgate Drive
Herndon, Virginia 20701
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(Address of Principal Executive                                  (Zip Code)
Offices)

(703) 639-6000
------------------------------------
(Registrant's telephone number,
including area code)



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Item 5. Other Events

On July 11, 2000, e.spire issued a press release announcing that it and its syndicated bank group are finalizing terms for a comprehensive amendment to its Senior Secured Credit Facility, executed in August 1999. e.spire expects to sign the final terms and conditions by Friday, July 14, 2000, with documentation to be completed shortly thereafter.

On July 14, 2000, e.spire issued a press release announcing that it and its syndicated bank group have signed the final terms for an amendment to its Senior Secured Credit Facility, executed in August 1999. e.spire expects to prepare the documentation, completing the amendment, in the next few weeks, at which time the specific terms will be made public.

Item 7.           Financial Statements and Exhibits.

(c)  Exhibits



 Exhibit Number                                                  Reference
---------------                                                  ---------

(99)
        Additional Exhibits

        Press Release dated July 11, 2000                        Exhibit 99.1

        Press Release dated July 14, 2000                        Exhibit 99.2





                                   SIGNATURES

         Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        e.spire Communications, Inc.
                                        By:



                                         /s/ JULIETTE PRYOR
Date: July 18, 2000                     -------------------------------------
                                        Juliette Pryor, Senior Vice President,
                                        General Counsel and Secretary